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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                ---------------



                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): SEPTEMBER 10, 1997
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                          GEORGE MASON BANKSHARES, INC.
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             (Exact name of registrant as specified in its charter)




    VIRGINIA                         0-13833                   54-1303470
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(State or other               (Commission File Number)       (IRS Employer
jurisdiction of                                              Identification
incorporation)                                                    No.)




11185 MAIN STREET   FAIRFAX, VIRGINIA                                    22030
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code (703) 352-1100
                                                   --------------

                                      N/A
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         (Former name or former address, if changed since last report.)

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FORWARD-LOOKING STATEMENTS

         When used in this Current Report on Form 8-K or future filings by George Mason Bankshares, Inc. ("George Mason") with the Securities and Exchange Commission, in George Mason's press releases or other public or shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "would be," will allow," "intends to," "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "project," "believe" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties. Factors which may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: (i) expected cost savings from the Merger (as defined herein) cannot be fully realized; (ii) deposit attrition, customer loss or revenue loss following the Merger; (iii) higher than expected costs or difficulties relating to the integration of the businesses of the parties to the Merger; (iv) changes in general economic conditions; (v) changes in policies by regulatory agencies; (vi) fluctuations in interest rates; (vii) a significant increase in competition in the banking industry and (viii) changes in the securities markets. George Mason wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. George Mason does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Item 5.  Other Events.

         On September 10, 1997, George Mason, a Virginia corporation, and United Bankshares, Inc., a West Virginia corporation ("United"), entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which George Mason will be merged with and into United, with United as the surviving corporation (the "Merger"). Under the Merger Agreement, each share of the common stock, par value $1.11 per share, of George Mason ("George Mason Common Stock") outstanding immediately prior to the effective time of the Merger will be converted into the right to receive 0.85 of a share of the common stock, par value $2.50 per share, of United ("United Common Stock"). On September 11, 1997, George Mason issued a press release announcing the Merger, a copy of which is included as Exhibit 99 hereto and incorporated by reference herein.

         The Merger is intended to constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and to be accounted for under the pooling-of-interests method of accounting.

         Consummation of the Merger is subject to various conditions, including: (i) receipt of approval by the stockholders of George Mason and United of appropriate matters relating to the Merger Agreement and the Merger, including approval by the stockholders of United of an amendment to the Articles of Incorporation of United increasing from 20,000,000 to 40,000,000 the number of shares of United Common Stock authorized for issuance; (ii) receipt of requisite regulatory approvals; (iii) receipt by each of George Mason and United of an opinion of counsel as to the tax treatment of certain aspects of the Merger; (iv) receipt by each of George Mason and United of letters of their independent auditors opining that the Merger will qualify for pooling-of-interests accounting treatment; and (v) satisfaction of certain other conditions.

         The preceding description of the Merger Agreement is qualified in its entirety by reference to the copy of the Merger Agreement included as Exhibit
2.1 hereto and which is incorporated by reference herein.

         In connection with the Merger Agreement, George Mason and United entered into a Stock Option Agreement, dated September 11, 1997 (the "Stock Option Agreement") pursuant to which George Mason granted to United an option (the "Option") to purchase, under certain circumstances, up to 1,018,000 shares of George Mason Common Stock at a price, subject to certain adjustments, of $34.375 per share. The Stock Option Agreement provides that in no event may the number of shares for which the Option is exercisable exceed 19.9% of the issued and outstanding shares of George Mason Common Stock. The Option was granted by George Mason as a condition and inducement to United to enter into the Merger Agreement. Under certain circumstances, George Mason may be required to repurchase the Option or the shares acquired pursuant to the exercise of the Option.

         The preceding description of the Stock Option Agreement is qualified in its entirety by reference to the copy of the Stock


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Option Agreement included as Exhibit 2.2 hereto and which is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

     2.1 Agreement and Plan of Merger, dated as of September 10, 1997, by and between United Bankshares, Inc. and George Mason Bankshares, Inc.

     2.2 Stock Option Agreement, dated as of September 11, 1997, between United Bankshares, Inc., as grantee, and George Mason Bankshares, Inc., as issuer.

     99  Press release, dated September 11, 1997, of George Mason Bankshares,
         Inc.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GEORGE MASON BANKSHARES, INC.



Date: September 17, 1997                   By: /s/ BERNARD H. CLINEBURG
                                               ---------------------------------
                                               Bernard H. Clineburg
                                               President and
                                                Chief Executive Officer





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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                         DESCRIPTION
-------                        -----------

 2.1                      Agreement and Plan of Merger, dated as of September
                          10, 1997, by and between United Bankshares, Inc. and
                          George Mason Bankshares, Inc.

 2.2                      Stock Option Agreement, dated as of September 11,
                          1997, between United Bankshares, Inc., as grantee, and George Mason Bankshares, Inc., as issuer.

  99                      Press release, dated September 11, 1997, of George
                          Mason Bankshares, Inc.






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